                              SETTLEMENT AGREEMENT

         CROW IRVINE #2 ("Crow"), a California limited partnership, and WINTHROP CALIFORNIA INVESTORS LIMITED PARTNERSHIP, a Delaware limited partnership ("WCI"), hereby enter into the following Settlement Agreement ("Settlement Agreement") as of October __, 2003:

                                    RECITALS

A. Crow holds a 75% ownership interest in and is the General Partner and WCI holds a 25% ownership interest in and is the Limited Partner of CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP, a Maryland limited partnership.

B. Crow and WCI have had various disputes, including the disputes which are the subject of the cases pending in the Superior Court of the State of California, County of Orange, as Case No. 00CC004296 and Case No. 812346 (the "Lawsuits"); and

C. Crow and WCI wish to settle their disputes and dismiss the Lawsuits.

                                    AGREEMENT

         NOW THEREFORE, with reference to the foregoing and for valuable consideration, including the mutual promises and releases as agreed herein the receipt, adequacy and sufficiency of which are hereby acknowledged, and the parties intending to be legally bound, the parties hereto agree as follows:

         1. Amendment of Partnership Agreement. Concurrently with the execution of this Settlement Agreement, Crow and WCI agree to execute a Fifth Amendment to the Partnership Agreement of Crow Winthrop Development Limited Partnership (the "Partnership Amendment") in the form attached to this Settlement Agreement as Exhibit A.

         2. Release of Claims. Concurrently with the execution of this Settlement Agreement, Crow and WCI agree to execute a Mutual General Release of Past Claims ("Release"), in the form attached to this Settlement Agreement as Exhibit B. Crow warrants that all parties identified in the Release collectively as "Crow Parties" will execute the Release. WCI warrants that all parties identified in the Release collectively as "Winthrop Parties" will execute the Release. WCI will endeavor to obtain a separate release (the "Separate Release") substantially in the form of the Release from Insignia/ESG, Inc., a Delaware corporation, provided, however, that the failure of Insignia to execute a Separate Release shall not be a condition to the effectiveness of this Settlement Agreement and shall not affect in any manner the respective rights and obligations of the parties hereunder.

         3. Dismissal of Lawsuits. Crow and WCI agree that within five (5) days of the execution of this Settlement Agreement and the Partnership Amendment, they will execute and file a dismissal, with prejudice (but without prejudice as to Insignia only if it fails or refuses to execute the Separate Release), of the Lawsuits in the form attached hereto collectively as Exhibit C. Each party to the Lawsuits shall bear his or its own costs and attorneys' fees.

         4. Article and Paragraph Headings. The article and/or paragraph headings herein and throughout this Settlement Agreement are for the convenience of reference only, and are not intended nor shall they be used to construe the intent of this Settlement Agreement or any part thereof, or to modify, amplify, or aid in the interpretation or construction of the previsions of this Settlement Agreement.

         5. Counterparts of this Settlement Agreement. This Settlement Agreement shall be executed in two or more counterparts, each of which shall be deemed to be an original of this Settlement Agreement. The same may be conveyed via facsimile copy which copy shall be deemed to have the same effect as the original counterpart.

         6. Entire Agreement: Modification. This Settlement Agreement constitutes the entire and exclusive agreement between Crow and WCI with respect to the Lawsuits and supersedes and cancels all previous oral or written settlement communications, proposals, agreements, and commitments. No modifications to this Settlement Agreement, nor any waiver of any rights, shall be effective unless assented to in writing by the party to be charged and the waiver of any breach or default shall not constitute a waiver of any other right hereunder or any subsequent breach or default. A party's delay in enforcing its rights hereunder shall not be construed as a waiver of such rights or remedies.

         7. Governing Law/Jurisdiction. This Settlement Agreement shall be interpreted and governed by the laws of the State of California. Each of the parties hereto agree that the state courts located in the County of Orange, State of California shall have exclusive subject matter jurisdiction hereunder and personal jurisdiction over each of the parties hereto. Each such party hereby consents thereto, and hereby waives any right they may have to assert the doctrine of forum non conveniens or to object to venue to the extent that any proceeding is conducted in accordance with the foregoing provision.

         8. Joint Preparation. Crow and WCI agree that this Agreement was jointly prepared, that each was advised by their respective counsel as to the terms and conditions of this Settlement Agreement and that no presumption in favor of or against either Crow or WCI shall exist with respect to the interpretation hereof.

         9. Knowledge and Consent of the Partners. Crow and WCI mutually warrant and represent that they have read and understand this Settlement Agreement and that this Settlement Agreement is executed voluntarily and without duress or undue influence on the part of or on behalf of either Crow and WCI, and acknowledge that they have been represented in the negotiations and the preparation of this Settlement Agreement by counsel of their own choice, that they have read this Settlement Agreement and have had it fully explained to them by such counsel, and that they are fully aware of the contents of this Settlement Agreement and of the legal effect of each and every provision of this Settlement Agreement.

         10. Legal Authority. Crow and WCI assure and guaranty that they possess the legal authority, pursuant to any proper appropriate and official motion, resolution or action, passed or taken, to enter into this Settlement Agreement.

         11. No Liability. Crow and WCI expressly acknowledge and stipulate that this Settlement Agreement is executed in settlement and compromise of disputed claims and that nothing in this Settlement Agreement shall be construed as an admission of any wrongdoing, fault, violation of the law or liability of any kind.

         12. Word Meanings. The singular shall include the plural and the masculine gender shall include the feminine and neuter, and vice versa, unless the context otherwise requires.

         13. Condition On Effective Date. This Agreement and the Exhibits to this Agreement shall be deemed effective and binding on Crow and WCI only when this Agreement and all of the Exhibits to this Agreement have been fully executed and delivered.


AGREED TO AND ACCEPTED BY:

CROW IRVINE #2                                          WINTHROP CALIFORNIA INVESTORS
a California limited partnership                        LIMITED PARTNERSHIP, a Delaware
                                                        limited partnership

By: CROW IRVINE #1                                      By: Winthrop Financial Associates, a
    LIMITED PARTNERSHIP                                     Limited partnership
    a Texas limited partnership                             Managing General Partner
    its general partner



    By:                                                 By:
        --------------------------------------              ------------------------------------
        William H. Lane, Jr.                                Peter Braverman
        Its Managing General Partner                        Executive Vice President




APPROVED AS TO FORM:

Proskauer Rose, LLP
1585 Broadway
New York, NY 10036-8299


By:
   -----------------------------
   Perry A. Cacace

Attorneys for WINTHROP CALIFORNIA
INVESTORS LIMITED PARTNERSHIP


RUS, MILIBAND & SMITH
A Professional Corporation
2600 Michelson Drive, Suite 700
Irvine, California 92612


By:
   -----------------------------
   Ronald Rus

Attorneys for CROW IRVINE #2

                                    EXHIBIT A

                                 FIFTH AMENDMENT

                                    EXHIBIT B

                      MUTUAL GENERAL RELEASE OF PAST CLAIMS

                                    EXHIBIT C

               DISMISSALS, WITH PREJUDICE OF 812346 AND 00CC04296